EXHIBIT 10.2

NOTICE OF GRANT OF RESTRICTED STOCK	AFLAC INCORPORATED
ID: 58-1167100
OFFICER	Worldwide Headquarters
1932 Wynnton Road
Columbus, Georgia 31999

<FirstName> <MiddleName> <LastName>	Award Number:	<Number>
<Address>	Plan:	2004 Long-Term Incentive Plan
<Address2>	ID:	<ID>
<Address3>

Effective <LongOptionDate>, you have been granted an award of <AwardsGranted> shares of AFLAC INCORPORATED (the Company) common stock.

The current total value of the Award at the date of issue was $______________.

These award shares are restricted until, as applicable, the date(s) shown below or the attainment of the performance goal(s) set out below (or both, as the case may be):

Shares	Full Vest
<AwardsGranted>	<vestdateperiod>
<AwardsGranted>	<performancegoal>

Summary of Award Terms:

These shares of restricted stock will be held in book entry form in the custody of the Company until the restrictions thereon have lapsed.

Subject to the restrictions set forth in the Plan and the Restricted Stock Award Agreement relating to this award, you shall possess all incidents of ownership with respect to the Shares, including the right to receive or reinvest dividends with respect to such Shares and to vote such Shares.

By your signature and the Company's signature below, you and the Company agree that this award is granted under and governed by the terms and conditions of the Company's 2004 Long-Term Incentive Plan and the Restricted Stock Award Agreement relating to this award, which is attached to and made a part of this document.
_______________________________________	__________________________________
By Daniel P. Amos	Date
AFLAC INCORPORATED

_______________________________________	__________________________________
<FirstName> <MiddleName> <LastName>	Date